PROSPECTUS SUPPLEMENT

NORTHERN FUNDS — MULTI-MANAGER FUNDS

SUPPLEMENT DATED NOVEMBER 26, 2007 TO PROSPECTUS DATED JULY 31, 2007

The last sentence of the “Derivatives Risk” disclosure on page 7 of the Prospectus under “Risks that apply to all Funds” is amended and restated as follows:

The Funds may use derivatives to hedge against market declines, in anticipation of the purchase of securities or for liquidity management purposes.

The paragraph regarding UBS Global Asset Management (Americas) Inc. in the “Fund Management — Multi-Manager International Equity Fund” section beginning on page 18 of the Prospectus is amended and restated as follows:

UBS Global Asset Management (Americas) Inc. (“UBS”). UBS, a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment adviser registered with the SEC. UBS began managing a portion of the Fund on August 30, 2007. As of March 31, 2007, UBS had approximately $152.5 billion in assets under management. Vincent Willyard is the lead portfolio manager primarily responsible for the day-to day management of the Fund. Mr. Willyard is the Head of Global ex-US Growth Equities at UBS. He has been a Managing Director of UBS since July 2007. From July 2005 until July 2007 he served as a Managing Director and lead Portfolio Manager at Nicholas-Applegate. From September 1994 to June 2005, he was a Portfolio Manager for Duncan-Hurst Capital Management (“Duncan Hurst”) and served two years as a quantitative and performance analyst with Duncan Hurst. UBS employs an aggressive growth strategy, seeking companies undergoing positive sustainable fundamental change.

The following paragraph is added to the “Fund Management — Multi-Manager Small Cap Fund” section beginning on page 19 of the Prospectus:

Copper Rock Capital Partners LLC (“Copper Rock”). Copper Rock began managing a portion of the Fund in November 2007. Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, Boston Massachusetts 02116, is an investment adviser registered with the SEC. As of June 30, 2007, Copper Rock had approximately $2.4 billion in assets under management. Tucker Walsh and Michael Malouf, CFA are primarily responsible for the day-to-day management of Copper Rock’s portion of the Fund’s assets. Mr. Walsh is the founder and Chief Executive Officer of Copper Rock. Prior to founding Copper Rock in 2005, Mr. Walsh worked for State Street Research from 1997 to 2005 and served as Managing Director and Head of the Small Cap Growth team beginning in 1999. Mr. Malouf is also a founding partner and President of Copper Rock. Prior to joining the firm in 2005, he was self-employed from 2003-2005, during which time he focused on real estate development and advised Primena Corporation (from 2004 to 2005), a company that provides three dimensional graphics to investment professionals. Prior to that period, Mr. Malouf held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman from 1998 to 2002. Copper Rock’s investment approach is to seek to add value through a fundamental, bottom-up stock selection process combined with a strong sell discipline.

The second through fourth paragraphs under “Risks, Securities and Techniques” on page 38 of the Prospectus are amended and restated as follows:

Derivatives. The Funds may purchase certain “derivative” instruments for hedging purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

Investment Strategy. Under normal market conditions, a Fund may, to a moderate extent invest, in derivative securities including options, futures, forward currency contracts and currency and equity swaps if the potential risks and rewards are consistent with the Fund’s objective,

NORTHERN MULTI-MANAGER FUNDS PROSPECTUS

strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, in anticipation of the purchase of securities or for liquidity management purposes. The Funds do not intend to use derivatives for speculative purposes (i.e., to invest for potential income or capital gain).

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Sub-Advisers is accurate.

The paragraph captioned “Structured Securities” on pages 42-43 of the Prospectus is deleted in its entirety.

The paragraph captioned “Asset-backed Securities” on pages 43-44 is deleted in its entirety.

The disclosure related to Equity Swaps, Forward Currency Exchange Contracts, Futures Contracts and Related Options and Options on pages 44-48 is amended to provide that the Funds will only use such instruments for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes and not for speculative purposes or to seek to enhance total return.

The section entitled “Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars” on pages 46-47 of the Prospectus is amended and restated in its entirety as follows:

Currency Swaps. Currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive specified amounts of currency.

Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into currency swap transactions for hedging purposes.

Special Risks. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If a Sub-Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired.

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